Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Contingency [Line Items]
Income Taxes
INCOME TAXES
Income Before Income Taxes. The sources of income from continuing operations before income taxes are:

(dollars in millions)	2017	2016	2015
United States	$2,990	$2,534	$2,782
Foreign	4,773	4,599	3,685
	$7,763	$7,133	$6,467

On December 22, 2017 Public Law 115-97 “An Act to Provide for Reconciliation Pursuant to Titles II and V of the Concurrent Resolution on the Budget for Fiscal Year 2018” was enacted. This law is commonly referred to as the Tax Cuts and Jobs Act of 2017 (TCJA).
The Company recorded a tax charge of $690 million in connection with the passage of the TCJA. This amount relates to U.S. income tax attributable to previously undistributed earnings of UTC's international subsidiaries and equity investments, net of foreign tax credits, and the revaluation of U.S. deferred income taxes. In accordance with Staff Accounting Bulletin 118 (SAB 118) issued on December 22, 2017, the U.S. income tax attributable to the TCJA’s deemed repatriation provision, the revaluation of U.S. deferred taxes and the tax consequences relating to states with current conformity to the Internal Revenue Code are provisional amounts. Due to the enactment date and tax complexities of the TCJA, the Company has not completed its accounting related to these items.
The Company operates in approximately 80 countries through numerous subsidiaries and joint venture arrangements. To complete the accounting associated with the TCJA, the Company will continue to review the technical interpretations of the underlying law, monitor state legislative changes, and review U.S. federal and state guidance as it is issued. For example, on January 19, 2018, the Department of the Treasury issued Notice 2018-13. We anticipate an additional tax cost of approximately $70 million related to this notice. This amount will be recorded in the first quarter 2018 together with other adjustments as appropriate. Further, the Company will continue to accumulate and refine the relevant data and computational elements needed to finalize its accounting for the effects of the TCJA by December 22, 2018.
Prior to enactment of the TCJA, with few exceptions, U.S. income taxes had not been provided on undistributed earnings of UTC's international subsidiaries as the Company had intended to reinvest such earnings permanently outside the U.S. or to repatriate such earnings only when it was tax effective to do so. As of December 31, 2017 such undistributed earnings were approximately $34 billion. The Company is evaluating the impact of the TCJA on its existing accounting position related to the undistributed earnings. Due to the inherent complexities in determining any incremental U.S. Federal and State taxes and the non-U.S. taxes that may be due if the earnings were remitted to the U.S. and in accordance with SAB 118 this evaluation has not been completed and no provisional amount has been recorded in regard to this amount.
Provision for Income Taxes. The income tax expense (benefit) for the years ended December 31, 2017, 2016 and 2015 consisted of the following components:

(dollars in millions)	2017	2016	2015
Current:
United States:
Federal	$1,577	$30	$328
State	64	(21)	(37)
Foreign	1,140	1,290	1,158
	2,781	1,299	1,449
Future:
United States:
Federal	(27)	318	712
State	84	134	109
Foreign	5	(54)	(159)
	62	398	662
Income tax expense	$2,843	$1,697	$2,111
Attributable to items credited (charged) to equity	$(128)	$(299)	$(114)

Reconciliation of Effective Income Tax Rate. Differences between effective income tax rates and the statutory U.S. federal income tax rate are as follows:

	2017	2016	2015
Statutory U.S. federal income tax rate	35.0%	35.0%	35.0%
Tax on international activities	(6.4)%	(8.1)%	(2.0)%
Tax audit settlements	(0.7)%	(2.9)%	—
U.S. tax reform	8.9%	—	—
Other	(0.2)%	(0.2)%	(0.4)%
Effective income tax rate	36.6%	23.8%	32.6%

The 2017 effective tax rate reflects a net tax charge of $690 million, as described above, attributable to the passage of the TCJA.
The decrease in the Tax audit settlement represents a $55 million favorable adjustment in 2017 related to the expiration of certain statute of limitations offset by the absence of the favorable audit settlements in 2016 described below.
The decrease in the benefit associated with international activities is related to international earnings taxed at lower statutory rates offset by the absence of certain credits included in 2016. On December 7, 2017, the province of Quebec enacted a retroactive tax law change resulting in a cost of $48 million offset by the 2016 French law changes described below.
The 2016 effective tax rate reflects $206 million of favorable adjustments related to the conclusion of the review by the Examination Division of the Internal Revenue Service of the UTC 2011 and 2012 tax years and the Goodrich Corporation 2011 and 2012 tax years through the date of its acquisition, as well as the absence of 2015 items described below. In addition, at the end of 2016, France enacted a tax law change reducing its corporate income tax rate, which resulted in a tax benefit of $25 million.
The 2015 effective tax rate reflects an unfavorable tax adjustment of $274 million related to the repatriation of certain foreign earnings, the majority of which were 2015 current year earnings, and a favorable adjustment of approximately $45 million related to a non-taxable gain recorded in the first quarter. France, the U.K. and certain U.S. states enacted tax law changes in the fourth quarter which resulted in a net incremental cost of approximately $68 million in 2015.
Deferred Tax Assets and Liabilities. Future income taxes represent the tax effects of transactions which are reported in different periods for tax and financial reporting purposes. These amounts consist of the tax effects of temporary differences between the tax and financial reporting balance sheets and tax carryforwards. Future income tax benefits and payables within the same tax paying component of a particular jurisdiction are offset for presentation in the Consolidated Balance Sheet. The amounts related to 2017 have been provisionally adjusted for the impact of the TCJA.
The tax effects of temporary differences and tax carryforwards which gave rise to future income tax benefits and payables at December 31, 2017 and 2016 are as follows:

(dollars in millions)	2017	2016
Future income tax benefits:
Insurance and employee benefits	$928	$2,382
Other asset basis differences	798	1,098
Other liability basis differences	1,158	1,403
Tax loss carryforwards	544	494
Tax credit carryforwards	948	873
Valuation allowances	(582)	(545)
	$3,794	$5,705
Future income taxes payable:
Other asset basis differences	$3,415	$5,376
Other items, net	411	364
	$3,826	$5,740

Valuation allowances have been established primarily for tax credit carryforwards, tax loss carryforwards, and certain foreign temporary differences to reduce the future income tax benefits to expected realizable amounts.
Tax Credit and Loss Carryforwards. At December 31, 2017, tax credit carryforwards, principally state and foreign, and tax loss carryforwards, principally state and foreign, were as follows:

(dollars in millions)	Tax Credit Carryforwards	Tax Loss Carryforwards
Expiration period:
2018-2022	$22	$307
2023-2027	33	218
2028-2037	269	359
Indefinite	624	1,942
Total	$948	$2,826

Unrecognized Tax Benefits. At December 31, 2017, we had gross tax-effected unrecognized tax benefits of $1,189 million, all of which, if recognized, would impact the effective tax rate. A reconciliation of the beginning and ending amounts of unrecognized tax benefits and interest expense related to unrecognized tax benefits for the years ended December 31, 2017, 2016 and 2015 is as follows:

(dollars in millions)	2017	2016	2015
Balance at January 1	$1,086	$1,169	$1,089
Additions for tax positions related to the current year	192	69	206
Additions for tax positions of prior years	73	167	99
Reductions for tax positions of prior years	(91)	(61)	(101)
Settlements	(71)	(258)	(124)
Balance at December 31	$1,189	$1,086	$1,169
Gross interest expense related to unrecognized tax benefits	$34	$41	$39
Total accrued interest balance at December 31	$215	$185	$176

In accordance with SAB 118 described above, the portion of the balance of unrecognized tax benefits at December 31, 2017 related to the TCJA has been determined provisionally based on an analysis of currently available information.
We conduct business globally and, as a result, UTC or one or more of our subsidiaries files income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. In the normal course of business we are subject to examination by taxing authorities throughout the world, including such major jurisdictions as Australia, Belgium, Brazil, Canada, China, France, Germany, Hong Kong, India, Italy, Japan, Mexico, Netherlands, Poland, Singapore, South Korea, Spain, Switzerland, the United Kingdom and the United States. With few exceptions, we are no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations for years before 2006.
During the quarter ended September 30, 2017, the Company recognized a noncash gain of approximately $64 million, including a pre-tax interest adjustment of $9 million, as a result of federal, state and non-U.S. tax year closures related to audit resolutions and the expiration of applicable statutes of limitation, including expiration of the U.S. federal income tax statute of limitations for UTC’s 2013 tax year.
During the quarter ended December 31, 2016, the Company recognized a noncash gain of approximately $172 million, including a pre-tax interest adjustment of $22 million, as a result of the closure of the audit by the Examination Division of the Internal Revenue Service (IRS) of UTC tax years 2011 and 2012.
During the quarter ended September 30, 2016, the Company recognized a noncash gain of approximately $58 million, primarily tax, as a result of the closure of the audit by the Examination Division of the IRS of Goodrich Corporation tax years 2011 and 2012 through the date of acquisition by UTC.
It is reasonably possible that a net reduction within the range of $40 million to $435 million of unrecognized tax benefits may occur over the next 12 months as a result of additional worldwide uncertain tax positions, the revaluation of current uncertain tax positions arising from developments in examinations, in appeals, or in the courts, or the closure of tax statutes. The range of potential change does not include provisional amounts related to TCJA as sufficient information is not available to complete our analysis at this time.
As of December 31, 2017, UTC’s tax years 2014 and 2015 were under audit by the Examination Division of the Internal Revenue Service. On January 9, 2018 UTC’s 2016 tax year was added to the 2014 - 2015 audit. The combined audit of tax years 2014, 2015 and 2016 is expected to continue beyond the next twelve months.
See Note 18 "Contingent Liabilities" for discussion regarding uncertain tax positions, included in the above range, related to pending litigation with respect to certain deductions claimed in Germany.